                                                                   EXHIBIT 10.13

                             TRAFALGAR VENTURES INC.

                          REGISTRATION RIGHTS AGREEMENT

                                OCTOBER ___, 2004

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
Article 1. Certain Definitions..................................................     1

Article 2. Registration Rights..................................................     2

   Section 2.1        Incidental/"Piggy-Back" Registration......................     2
   Section 2.2        Demand Registration.......................................     3
   Section 2.3        Conditional Registration..................................     4
   Section 2.4        Information Required for Registration.....................     4
   Section 2.5        Effectiveness of Registration Statements..................     4
   Section 2.6        Termination of Registration Rights........................     4
   Section 2.7        Exchange Act Registration.................................     4
   Section 2.8        Damages...................................................     5
   Section 2.9        Further Obligations of the Company........................     5
   Section 2.10       Expenses..................................................     6
   Section 2.11       Delay of Registration.....................................     6
   Section 2.12       Conditions to Registration Obligations....................     7
   Section 2.13       Transferability of Registration Rights....................     7

Article 3. Indemnification......................................................     7

   Section 3.1        Indemnification of Holders of Registrable Shares..........     7
   Section 3.2        Indemnification of Company................................     9

Article 4. Covenants............................................................    10

   Section 4.1        Registration of Shares....................................    10
   Section 4.2        Lock-Up Agreements........................................    10

Article 5. General..............................................................    11

   Section 5.1        No Waiver; Cumulative Remedies............................    11
   Section 5.2        Amendments, Waivers and Consents..........................    11
   Section 5.3        Addresses for Notices.....................................    11
   Section 5.4        Binding Effect; Assignment................................    12
   Section 5.5        Entire Agreement..........................................    12
   Section 5.6        Severability..............................................    12
   Section 5.7        Governing Law.............................................    13
   Section 5.8        Headings..................................................    13
   Section 5.9        Counterparts..............................................    13
   Section 5.10       Expenses..................................................    13
   Section 5.11       Further Assurances........................................    13
   Section 5.12       Agreement on File.........................................    13

                             TRAFALGAR VENTURES INC.

                          REGISTRATION RIGHTS AGREEMENT

      THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is entered into as of October ___, 2004, by and among Trafalgar Ventures Inc., a Nevada corporation (the "Company") and the individuals and entities listed on Exhibit A (the "Investors").

                                   RECITALS:

            A. The Investors are the holders of Series A Redeemable Convertible Preferred Stock, par value $0.0001 per share (the "Series A Preferred Stock"), in Cyberkinetics, Inc., a Delaware corporation ("CKI"), and party to a certain Amended and Restated Investors' Rights Agreement, dated June 30, 2003 (the "Investors' Rights Agreement").

            B. Concurrently herewith, the Company is entering into a Merger Agreement, dated of even date herewith (the "Merger Agreement") pursuant to which Trafalgar Acquisition Corporation, a Nevada company ("MergerSub") and a wholly owned subsidiary of the Company, will merge with and into CKI, and CKI shall thereby become a wholly owned subsidiary of the Company (the "Merger").

            C. Pursuant to the Merger, the Investors will convert their shares of Series A Preferred Stock into shares of common stock of CKI, and subsequently exchange such shares of common stock for shares of common stock in the Company.

            D. The obligations of the Company and the Investors to enter into this Agreement are conditioned upon, among other things, the completion of the Merger.

                                   AGREEMENT:

NOW THEREFORE, in consideration of the mutual promises and covenants set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledge, the parties hereto further agree as follows:

      ARTICLE 1. CERTAIN DEFINITIONS

As used in this Agreement, the following underlined terms shall have the corresponding meanings:

"Agreement" has the meaning set forth in the Preamble.

"Company" has the meaning set forth in the Preamble.

"Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act and the Exchange Act.

"Common Stock" means (a) the Company's Common Stock, $0.001 par value per share, as authorized on the date of this Agreement; (b) any other capital stock of any class or classes (however designated) of the Company, authorized on or after the date hereof, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of current dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference; and (c) any other securities of the Company into which or for which any of the securities described in (a) or (b) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets or otherwise.

"Deferral Period" has the meaning set forth in Section 2.11.

"Exchange Act" means the Securities Exchange of Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

"First Release" has the meaning set forth in Section 4.2(a).

"Investors" has the meaning set forth in the Preamble.

"Investors' Rights Agreement" has the meaning set forth in the Recitals.

"Keyperson" has the meaning set forth in Section 4.2(a).

"Merger" has the meaning set forth in the Recitals.

"Merger Agreement" has the meaning set forth in the Recitals.

"MergerSub" has the meaning set forth in the Recitals.

 "Other CKI Shareholders" has the meaning set forth in Section 4.2(b).

"Permitted Transferee" has the meaning set forth in Section 2.13.

"Person" means an individual, corporation, partnership, joint venture, trust, or unincorporated organization (including but not limited to a limited liability company), or a body politic, government or any agency or political subdivision thereof.

"Qualified PIPE" means a private investment in the Company, to take place following the Merger in which the aggregate proceeds to the Company (after deducting any fees, discounts, and commissions) equals or exceeds $[5] million and pursuant to which the Company will agree to use its best efforts to register the shares sold in the private placement under the Securities Act.

 "Registrable Shares" means (i) the shares of Common Stock issued and issuable to the Investors pursuant to the Merger; provided, however, that shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares upon any sale pursuant to (x) a registration statement under the Securities Act,
(y) Section 4(1) of the Securities Act, or (z) Rule 144 promulgated under the Securities Act, or any sale, transfer or assignment in any manner to any Person who, by virtue of Section 2.13 hereof, is not entitled to the rights provided by this Agreement.

"Securities Act" means the Securities Act of 1933, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect from time to time.

"Series A Preferred Stock" has the meaning set forth in the Recitals.

      ARTICLE 2. REGISTRATION RIGHTS

            Section 2.1 Incidental/"Piggy-Back" Registration.

If at any time following the six-month anniversary of the effective date of the Merger the Company shall determine to register under the Securities Act (including pursuant to a demand of any Investor of the Company exercising registration rights) any of its securities (other than a registration including the shares issued as part of the Qualified PIPE and other than a registration on Form S-8 or Form S-4 or their then equivalents or similar registrations of securities issued in business combination transactions or employee benefit plans), the Company shall send to each holder of Registrable Shares, including each holder who has the right to acquire Registrable Shares, written notice of such determination and, if within 30 days after receipt of such notice, such holder shall so request in writing, the Company shall use its best efforts to include in such registration statement all or any part of the Registrable Shares such holder requests to be registered therein, provided that if, in connection with any offering involving an underwriting of Common Stock to be issued by the Company, the managing underwriter shall impose a limitation on the number of shares of such Common Stock which may be included in any such registration statement because, in such underwriter's judgment, such limitation is necessary to effect an orderly public distribution, and such limitation is imposed pro rata with respect to all securities whose holders have contractual, incidental or "piggyback" rights to include such securities in the registration statement and as to which inclusion has been requested pursuant to such right, and there is first excluded from such registration statement all shares of Common Stock sought to be included therein by (i) any current or former director, officer or employee of the Company, (ii) any holder thereof not having any such contractual, incidental registration rights, and (iii) any holder thereof having contractual, incidental or "piggyback" registration rights subordinate and junior to the rights of the holders of Registrable Shares, then the Company shall be obligated to include in such registration statement only such limited portion (which may be none) of the Registrable Shares with respect to which such holder has requested inclusion hereunder. No incidental or "piggyback" right under this Section 2.1 shall be construed to limit any registration required under Section 2.2, below. Notwithstanding any provision to the contrary in this Agreement, prior to the effectiveness of such registration statement, the Company shall have the right to postpone or withdraw any registration pursuant to this Section 2.1 without obligation to any Investor.

            Section 2.2 Demand Registration.

               (a) If at any time following the six-month anniversary of the effective date of the Merger one or more holders of at least 60% of the then outstanding Registrable Shares shall notify the Company in writing that it or they intend to offer or cause to be offered for public sale all or any portion of such Registrable Shares, the Company will so notify all holders of Registrable Shares, including all holders who have a right to acquire Registrable Shares. If the holders initiating the registration intend to distribute the Registrable Shares in an underwritten offering, they shall so advise the Company in their request. In the event such registration is underwritten, the right of other holders of Registrable Shares to participate shall be conditioned on such holders' participation in such underwriting upon the same terms and conditions; provided that the terms of the underwriting are consistent with this Agreement. Upon written request of any holder given within 30 days after the receipt by such holder from the Company of such notification, the Company will use its best efforts to cause such of the Registrable Shares as may be requested by any holder thereof (including the holder or holders giving the initial notice of intent to offer) to be registered under the Securities Act as expeditiously as possible, provided that such Registrable Shares have a minimum market value equal to or in excess of $5,0000,000. The Company shall not be required to affect more than two registrations pursuant to this Section 2.2. If the Company determines to include shares to be sold by it in any registration requested pursuant to this Section 2.2, such registration shall be deemed to have been a registration under Section 2.1 of this Agreement, and not a registration under this Section 2.2, if the holders of Registrable Shares are unable to include in any such registration statement all of the Registrable Shares initially requested for inclusion in such registration statement.

               (b) If a holder or holders of Registrable Shares exercise a mandatory registration right under this Section 2.2 to participate in a registration initiated by any other Person other than the holders of Registrable Shares under mandatory registration rights, and such holder or holders are not able to include in such registration all the Registrable Shares which they had requested for inclusion, then such registration shall not be deemed to have been a mandatory registration under this Section 2.2; provided, however, that such registration shall be deemed to be a mandatory registration under this Section
2.2 if the holders of Registrable Shares are offered the opportunity to participate, pro rata, in a registration initiated by such other Person, whether or not they decide to so participate.

            Section 2.3 Conditional Registration

The Company will register one-third of the Registrable Shares held by the Investors, on a pro rata basis, at the six month, twelve month and eighteen month anniversaries of the Merger, provided that such registration is approved in advance by the Company's Board of Directors.

            Section 2.4 Information Required for Registration.

Any holder or holders of Registrable Shares included in any registration shall promptly furnish to the Company such information regarding such holder or holders and the distribution proposed by such holder or holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

            Section 2.5 Effectiveness of Registration Statements.

The Company will use its best efforts to maintain the effectiveness of any registration statement pursuant to which any of the Registrable Shares are being offered until the earlier to occur of (i) the completion by the underwriters of the distribution pursuant to such registration statement, or (ii) six months after the effectiveness of any registration statement, and from time to time will amend or supplement such registration statement and the prospectus contained therein as and to the extent necessary to comply with the Securities Act and any applicable state securities statute or regulation. The Company will also provide each holder of Registrable Shares with as many copies of the prospectus contained in any such registration statement as it may reasonably request.

            Section 2.6 Termination of Registration Rights.

The obligations of the Company pursuant to this Article 2 shall terminate (i) as to any holder of Registrable Shares, at such time as such holder is able to sell all such Registrable Shares held by such holder within a single three month period under Rule 144 or such holder is able to sell all Registrable Shares held by it pursuant to Rule 144(k) promulgated under the Securities Act, or (ii) once all Registrable Shares are registered.

            Section 2.7 Exchange Act Registration.

If the Company at any time shall list any of its Common Stock on any national securities exchange and shall register such Common Stock under the Exchange Act, the Company will, at its expense, simultaneously list on such exchange and maintain such listing of all of the Registrable Shares to the extent not already listed. If the Company becomes subject to the reporting requirements of either
Section 13 or Section 15(d) of the Exchange Act, the Company will use its best efforts to timely file with the Commission such information as the Commission may require under either of said Sections. The Company shall use its best efforts to take all action as may be required as a condition to the availability of Rule 144 under the Securities Act

(or any successor exemptive rule hereinafter in effect) with respect to such Common Stock. The Company shall furnish to any holder of Registrable Shares forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144, (ii) a copy of the most recent annual or quarterly report of the Company as filed with the Commission, and (iii) such other reports and documents as a holder may reasonably request in availing itself of any rule or regulation of the Commission allowing a holder to sell any such Registrable Shares without registration. After the occurrence of the Merger, the Company agrees to use its best efforts to facilitate and expedite transfers of the Registrable Shares pursuant to Rule 144 under the Securities Act, which efforts shall include timely notice to its transfer agent to expedite such transfers of Registrable Shares.

            Section 2.8 Damages.

The Company recognizes and agrees that the holder of Registrable Shares will not have an adequate remedy if the Company fails to comply with this Agreement and that damages may not be readily ascertainable, and the Company expressly agrees that, in the event of such failure, it shall not oppose an application by the holder of Registrable Shares or any other Person entitled to the benefits of this Agreement seeking specific performance of any and all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

            Section 2.9 Further Obligations of the Company.

Whenever, under the provisions of this Agreement, the Company is required hereunder to register Registrable Shares, it agrees that it shall also do the following:

               (a) furnish to each selling holder such copies of each preliminary and final prospectus and such other documents as said holder may reasonably request to facilitate the public offering of its Registrable Shares;

               (b) use its best efforts to register or qualify the Registrable Shares covered by said registration statement under the applicable securities or "blue sky" laws of such jurisdiction as any selling holder may reasonably request (to the extent required by applicable law);

               (c) furnish to each selling holder a "signed counterpart" of:

                  (i) an opinion of counsel for the Company, dated the effective date of the registration statement; and

                  (ii) "comfort" letters signed by the Company's independent public accountants who have examined and reported on the Company's financial statements included in the registration statement, to the extent permitted by the standards of the American Institute of Certified Public Accountants, covering substantially the same matters with respect to the registration statement (and the prospectus included therein) and (in the case of the accountants' "comfort" letters) with respect to events subsequent to the date of the financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' "comfort" letters delivered to the underwriters in underwritten public offerings of securities, to the extent that the Company is required to deliver or cause the delivery of such opinion or "comfort" letters to the underwriters in an underwritten public offering of securities;

               (d) furnish to each selling holder a copy of all documents filed and all correspondence from or to the Commission in connection with any such offering of securities;

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

               (e) use its best efforts to insure the obtaining of all necessary approvals from the National Association of Securities Dealers, Inc.; and

               (f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first month after the effective date of the Merger, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

            Section 2.10 Expenses.

Subject to the last sentence of this Section 2.10, in the case of any registration under Article 2 of this Agreement, the Company shall bear all costs and expenses of each such registration, including, but not limited to, printing, legal and accounting expenses, Securities and Exchange Commission and National Association of Securities Dealers, Inc. filing fees and expenses, and "blue sky" fees and expenses and the reasonable fees and disbursements of not more than one counsel for the selling holders of Registrable Shares in connection with the registration of their Registrable Shares; provided, however, that the Company shall have no obligation to pay or otherwise bear any portion of the underwriters' commissions or discounts attributable to the Registrable Shares. The Company shall pay all expenses in connection with any registration initiated pursuant to this Agreement which is withdrawn, delayed or abandoned at the request of the Company, unless such registration is withdrawn, delayed or abandoned solely because of any actions of the holders of Registrable Shares.

            Section 2.11 Delay of Registration.

Notwithstanding any provision of this Agreement to the contrary, for a period not to exceed 90 days, the Company shall have the right to defer the filing or effectiveness of a registration statement pursuant to this Agreement at any time when the Company, in the good faith judgment of its Board of Directors as certified by the Chief Executive Officer of the Company, reasonably believes that the filing thereof at the time requested, or the offering of Registrable Shares pursuant thereto, would materially and adversely affect (i) an acquisition, merger, recapitalization, consolidation, reorganization or similar transaction by or of the Company, (ii) pre-existing and continuing negotiations, discussions or pending proposals with respect to any of the foregoing transactions, or (iii) the financial condition of the Company in view of the disclosure of any pending or threatened litigation, claim, assessment or governmental investigation which may be required thereby; provided, however, that such right to delay the filing of a registration statement may not be exercised by the Company more than once in any twelve-month period. Notwithstanding the provisions of Section 2.2, in the event that the Company is requested to file any registration statement pursuant to Section 2.2, the Company shall not be obligated to effect the filing of such registration statement: (a) during the 90 days following the effective date of any other registration statement pertaining to an underwritten public offering of securities for the account of the Company or any holder of Registerable Shares; or (b) during a period of no more than 90 days after the date of a request for registration pursuant to Section 2.2 (the "Deferral Period") if at the time of such request (1) the Company is engaged, or has fixed plans to engage in a firm commitment underwritten public offering of Common Stock in which the holders of Registrable Securities include Registrable Securities pursuant to Section 2.1 that is expected in good faith to occur within the Deferral Period, or (2) the Company is currently engaged in a self-tender or exchange offer and the filing of a registration statement would cause a violation of the Exchange Act; provided, however, that the terms of this sentence and the prior sentence of this Section 2.11 shall not be interpreted to permit the Company to defer the filing or effectiveness of a registration statement requested pursuant to Section 2.2 for more than 90 days, regardless of how many of the conditions for Company deferral are satisfied.

            Section 2.12 Conditions to Registration Obligations.

The Company shall not be obligated to effect the registration of Registrable Shares pursuant to Section 2.1 and Section 2.2 unless all holders of shares being registered consent to reasonable conditions imposed by the Company as the Company shall determine with the advice of counsel to be required by law including, without limitation:

               (a) conditions prohibiting the sale of shares by such holders until the registration shall have been effective for a specified period of time;

               (b) conditions requiring such holder to comply with all prospectus delivery requirements of the Securities Act and with all anti-stabilization, anti-manipulation and similar provisions of Section 10 of the Exchange Act and any rules issued thereunder by the Commission, and to furnish to the Company information about sales made in such public offering;

               (c) conditions prohibiting such holders upon receipt of electronic or written notice from the Company (until further notice) from effecting sales or shares, such notice being given to permit the Company to correct or update a registration statement or prospectus; and

               (d) conditions requiring that at the end of the period during which the Company is obligated to keep the registration statement effective under Section 2.5, the holders of shares included in the registration statement shall discontinue sales of shares pursuant to such registration statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by such registration statement that remain unsold, and requiring such holders to notify the Company of the number of shares registered that remain unsold immediately upon receipt of notice from the Company.

            Section 2.13 Transferability of Registration Rights.

The rights to cause the Company to register Registrable Shares pursuant to
Section 2.1 and Section 2.2 may be assigned by any Investor to a Permitted Transferee, and by such Permitted Transferee to a subsequent Permitted Transferee, but only if such rights are transferred (a) to an affiliate, partner or stockholder of such holder of Registrable Shares (a "Permitted Transferee") or (b) in connection with the sale or other transfer of not less than an aggregate of 100,000 Registrable Shares or some lesser number, if such lesser number represents all the Registrable Shares then held by such holder. Any Permitted Transferee to whom registration rights under this Agreement are transferred shall (i) as a condition to such transfer, deliver to the Company a written instrument by which such Permitted Transferee agrees to be bound by the obligations imposed upon holders of Registrable Shares under this Agreement, and
(ii) be deemed to be a holder of Registrable Shares hereunder.

      ARTICLE 3. INDEMNIFICATION.

            Section 3.1 Indemnification of Holders of Registrable Shares.

               (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, the Company will, to the extent permitted by law, indemnify and hold harmless each holder and each underwriter of the Registrable Shares (including their officers, directors, affiliates and partners) so registered (including any broker or dealer through whom such shares may be sold) and each Person, if any, who controls such holder or any such underwriter within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse each such holder, each such underwriter and each such controlling Person, if any, for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions, whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any filing with any state securities commission or agency, in any preliminary or amended preliminary prospectus or in the final prospectus (or the registration statement or prospectus as from time to time amended or supplemented by the Company) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or any violation by the Company of any rule or regulation promulgated under the Securities Act or any state securities laws or regulations applicable to the Company and relating to action or inaction required of the Company in connection with such registration, unless such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary or amended preliminary prospectus or final prospectus in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares, any such underwriter or any such controlling Person expressly for use therein.

               (b) Promptly after receipt by any holder of Registrable Shares, any underwriter or any controlling Person of notice of the commencement of any action in respect of which indemnity may be sought against the Company, such holder of Registrable Shares, or such underwriter or such controlling Person, as the case may be, shall notify the Company in writing of the commencement thereof, and, subject to the provisions hereinafter stated, the Company shall assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to such holder of Registrable Shares, such underwriter or such controlling Person, as the case may be), and the payment of expenses insofar as such action shall relate to any alleged liability in respect of which indemnity may be sought against the Company.

               (c) Such holder of Registrable Shares, any such underwriter or any such controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of the Company unless the employment of such counsel has been specifically authorized by the Company. The Company shall not be liable to indemnify any Person for any settlement of any such action effected without the Company's consent (which consent shall not be unreasonably withheld or delayed). The Company shall not, except with the approval of each party being indemnified under this Section 3.1, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to the parties being so indemnified of a release from all liability in respect to such claim or litigation.

               (d) To provide for just and equitable contribution to joint liability under the Securities Act, in any case in which any holder of Registrable Shares exercising rights under this Agreement, or any controlling person of any such holder, makes a claim for indemnification pursuant to this
Section 3.1 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 3.1 provides for indemnification in such case, then the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other, in connection with the statements or omission which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company, on the one hand, and of the holder of Registrable Shares, on the other, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or by the holder of Registrable Shares, on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

            Section 3.2 Indemnification of Company.

               (a) In the event that the Company registers any of the Registrable Shares under the Securities Act, each holder of the Registrable Shares so registered, to the extent permitted by law, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed or otherwise participated in the presentation of the registration statement, each underwriter of the Registrable Shares so registered (including any broker or dealer through whom such of the shares may be sold) and each Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject under the Securities Act or under any other statute or at common law or otherwise, and, except as hereinafter provided, will reimburse the Company and each such director, officer, underwriter or controlling Person for any legal or other expenses reasonably incurred by them or any of them in connection with investigating or defending any actions whether or not resulting in any liability, insofar as such losses, claims, damages, expenses, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement or any filing with any state securities commission or agency, in any preliminary or amended preliminary prospectus or in the final prospectus (or in the registration statement or prospectus as from time to time amended or supplemented) or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statement therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing to the Company in connection therewith by such holder of Registrable Shares expressly for use therein; provided, however, that such holder's obligations hereunder shall be limited to any amount equal to the proceeds received by such holder of the Registrable Shares sold in such registration.

               (b) Promptly after receipt of notice of the commencement of any action in respect of which indemnity may be sought against such holder of Registrable Shares, the Company will notify such holder of Registrable Shares in writing of the commencement thereof, and such holder of Registrable Shares shall, subject to the provisions hereinafter stated, assume the defense of such action (including the employment of counsel, who shall be counsel reasonably satisfactory to the Company) and the payment of expenses insofar as such action shall relate to the alleged liability in respect of which indemnity may be sought against such holder of Registrable Shares.

               (c) The Company and each such director, officer, underwriter or controlling Person shall have the right to employ separate counsel in any such action and to participate in the defense thereof, but the fees and expenses of such counsel shall not be at the expense of such holder of Registrable Shares unless employment of such counsel has been specifically authorized by such holder of Registrable Shares. Such holder of Registrable Shares shall not be liable to indemnify any Person for any settlement of any such action effected without such holder's consent (which consent shall not be unreasonably withheld or delayed).

               (d) In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which the Company exercising its rights under this Agreement makes a claim for indemnification pursuant to this Section 3.2, but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding that this
Section 3.2 provides for indemnification, in such case, then, the Company and such holder will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and of the holder of Registrable Shares on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company on the one hand and of the holder of Registrable Shares on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or by the holder of Registrable Shares on the other, and each party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, however, that, in any such case, (A) no such holder will be required to contribute any amount in excess of the public offering price of all such Registrable Shares offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

      ARTICLE 4. COVENANTS

            Section 4.1 Registration of Shares

The Company hereby covenants that it will not register any shares of Common Stock held by any former holders of the securities of CKI, other than the Investors, until the earlier of (1) the second anniversary of the Merger; or (2) any day following the first anniversary of the Merger when, for a period of 20 consecutive trading days, the average stock price for the shares of Common Stock is greater than $8 per share and the average daily trading volume is over 50,000 shares.

            Section 4.2 Lock-Up Agreements

      (a) The Company hereby covenants that it will use its best efforts to obtain Lock-Up Agreements from each of the individuals listed on Exhibit B attached hereto (each a "Keyperson"), pursuant to which each Keyperson agrees not to in any way dispose of any shares of Common Stock owned either of record or beneficially by such Keyperson, or publicly announce such Keyperson's intention to dispose of such Common Stock, until: (1) as to fifty percent (50%) of the shares of Common Stock held by such Keyperson, through the earlier of (i) the close of trading on the second anniversary of the date of the Merger, or (ii) the first day following the first anniversary of the Merger when, for a period of 20 consecutive trading days, the average stock price for Common Stock is greater than $8 per share and the average daily trading volume is over 50,000 shares (the "First Release"); and (2) as to the remaining shares of Common Stock held by such Keyperson, until 180 days after the First Release.

            (b) The Company hereby covenants that it will use its best efforts to obtain Lock-Up Agreements from each of the holders of shares of CKI, or options or warrants to purchase shares of CKI, other than the Investors and the Keypersons (the "Other CKI Shareholders"), pursuant to which each Other CKI Shareholder agrees not to in any way dispose of any shares of Common Stock owned either of record or beneficially by such Other CKI Shareholder, or publicly announce such Other CKI Shareholder's intention to dispose of such Common Stock, until the earlier of (i) the close of trading on the second anniversary of the date of the Merger, or (ii) the first day following the first anniversary of the Merger when, for a period of 20 consecutive trading days, the average stock price for Common Stock is greater than $8 per share and the average daily trading volume is over 50,000 shares.

      ARTICLE 5. GENERAL.

            Section 5.1 No Waiver; Cumulative Remedies.

No failure or delay on the part of any party to this Agreement in exercising any right, power or remedy hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

            Section 5.2 Amendments, Waivers and Consents.

Except as hereinafter provided, changes in or additions to this Agreement may be made, termination of this Agreement, and compliance with any covenant or provision set forth herein may be omitted or waived, if the Company (i) shall obtain consent thereto in writing from the holder or holders of at least two-thirds in interest of the Registrable Shares, and (ii) shall deliver copies of such consent in writing to any holders who did not execute such consent; provided that any amendment of this Section 5.2 shall require unanimous agreement of the Company and each of the Investors. Any wavier or consent may be given subject to satisfaction of conditions stated therein and any waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            Section 5.3 Addresses for Notices.

All notices, requests, consents and other communications hereunder shall be in writing, shall be addressed to the receiving party's address set forth below or to such other address as a party may designate by notice hereunder, and shall be either (i) delivered by hand, (ii) made by telecopy or facsimile transmission,
(iii) sent by overnight courier, or (iv) sent by registered or certified mail, return receipt requested, postage prepaid.

If to the Company:

Trafalgar Ventures Inc.
c/o Cyberkinetics, Inc.
100 Foxborough Boulevard

Suite 240
Foxborough, MA 02035
Tel: (508) 549-9981
Fax: (508) 549-9985

With copies to:

Kirkpatrick & Lockhart LLP
75 State Street
Boston, MA 02109
Attn.: Michael A. Hickey
Tel: (617) 951-9157
Fax: (617) 261-3175

If to the Investors: to the addresses set forth on Exhibit A to this Agreement

All notices, requests, consents and other communications hereunder shall be deemed to have been given either (i) if by hand, at the time of the delivery thereof to the receiving party at the address of such party set forth above,
(ii) if made by telecopy or facsimile transmission, at the time that receipt thereof has been acknowledged by electronic confirmation or otherwise, (iii) if sent by overnight courier, on the next business day following the day such notice is delivered to the courier service, or (iv) if sent by registered or certified mail, on the fifth business day following the day such mailing is made. Any party may change the address to which notices, requests, consents and other communications hereunder are to be delivered by giving the other parties notice in the manner set forth in this Section 5.3.

            Section 5.4 Binding Effect; Assignment.

This Agreement shall be binding upon and inure to the benefit of the Company and the Investors and their respective heirs, successors and assigns, except that the Company shall not have the right to delegate its obligations hereunder or to assign its rights hereunder or any interest herein without the prior written consent of the holders of at least two-thirds in interest of the Registrable Shares.

            Section 5.5 Entire Agreement.

This Agreement constitutes the entire agreement between the parties and supersedes any prior understandings or agreements concerning the subject matter hereof.

            Section 5.6 Severability.

The provisions of this Agreement, are severable and, in the event that any court of competent jurisdiction shall determine that any one or more of the provisions or part of a provision contained in this Agreement, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision or part of a provision of this Agreement, but instead this Agreement shall be reformed and construed as if such invalid or illegal or unenforceable provision, or part of a provision, had never been contained herein, and such provisions or part reformed so that it would be valid, legal and enforceable to the maximum extent possible.

            Section 5.7 Governing Law.

This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of Delaware, and without giving effect to choice of laws provisions.

            Section 5.8 Headings.

Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

            Section 5.9 Counterparts.

This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Agreement by signing any such counterpart.

            Section 5.10 Expenses.

If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

            Section 5.11 Further Assurances.

From and after the date of this Agreement, upon the request of any Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents and other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

            Section 5.12 Agreement on File.

An original copy of this Agreement, duly executed by each of the parties hereto, shall be delivered to the Secretary of the Company and maintained at the principal executive office of the Company and made available for inspection by any person requesting it.

IN WITNESS WHEREOF, the parties have executed this Investors' Rights Agreement as of the date first written above.

TRAFALGAR VENTURES INC.

     By:_________________________________________
         Name and Title:

OXFORD BIOSCIENCE PARTNERS IV, L.P.
     By: OBP MANAGEMENT IV, L.P., its General Partner

     By:_________________________________________
         Name and Title:

mRNA FUND II, L.P.
     By: OBP MANAGEMENT IV, L.P.

     By:_________________________________________
         Name and Title:

GDH PARTNERS, L.P.
     By: GDH PARTNERS, LLC

     By:_________________________________________
         Name and Title:

THE GLOBAL LIFE SCIENCE VENTURES GMBH
         acting in its capacity as general manager of THE GLOBAL LIFE SCIENCE VENTURES FONDS II GmbH & CO KG

     By:_________________________________________
         Name and Title:

GLOBAL LIFE SCIENCE VENTURES (GP) LIMITED
         acting in its capacity as general manager of THE GLOBAL LIFE SCIENCE VENTURES FUND II LIMITED PARTNERSHIP

     By:_________________________________________
         Name and Title:

NEUROVENTURES FUND L.P.

     By: NEUROVENTURES CAPITAL LLC

     By:_________________________________________
         Name and Title:

     EXHIBIT A

INVESTORS AND NOTICE ADDRESSES

   OXFORD BIOSCIENCE PARTNERS IV, L.P.
   c/o Oxford Bioscience Partners
   222 Berkeley Street
   Suite 1650
   Boston, MA 02116
   Attn: Mark P. Carthy, General Partner

   mRNA FUND II, L.P.
   c/o Oxford Bioscience Partners
   222 Berkeley Street
   Suite 1650
   Boston, MA 02116
   Attn: Mark P. Carthy, General Partner

   GDH PARTNERS, L.P.
   233 Tower Road
   Lincoln, MA 01773

   THE GLOBAL LIFE SCIENCE VENTURES FONDS II GMBH & CO., KG
   c/o The Global Life Science Ventures GmbH
   Von der Tann Str. 3
   80539 Munich
   Germany

   THE GLOBAL LIFE SCIENCE VENTURES FUND II LIMITED PARTNERSHIP
   c/o Global Life Science Ventures (GP), Ltd.
   P.O. Box 431
   13-15 Victoria Road
   St. Peter Port
   Guernsey, Channel Islands GY1 3ZD

   NEUROVENTURES FUND LP
   c/o NeuroVentures Capital LLC
   Zero Court Square
   Charlottesville, VA 22902

EXHIBIT B

KEYPERSONS

Burke Barrett

John P. Donoghue, Ph.D.

Christopher J. Flaherty

Gerhard M. Friehs, M.D.

Nicholas G. Hatsopoulos, Ph.D.

Jon Joseph

Murthy Nandini

Mijail D. Serruya

Tim Surgenor